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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) August 13, 2002
                                                --------------------------------


                             The Liberty Corporation
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               (Exact name of Registrant as Specified in Charter)


       South Carolina               1-5846                        57-0507055
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(State or Other Jurisdiction     (Commission File               (IRS Employer
     of Incorporation)                Number)                Identification No.)


135 South Main Street, Greenville, SC                             29601
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code          (864) 241-5400
                                                  ------------------------------

                                      n/a
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9. REGULATION FD DISCLOSURE.


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Liberty Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hayne Hipp, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Hayne Hipp
Chief Executive Officer
August 13, 2002


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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of The Liberty Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Howard
L. Schrott, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Howard L. Schrott
Chief Financial Officer
August 13, 2002



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE LIBERTY CORPORATION


                                   By: /s/ Martha Williams
                                      ------------------------------------------
                                      Name:  Martha Williams
                                      Title: Vice President, General Counsel
                                             and Secretary

                                 August 13, 2002